UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 1, 2019

Bright Mountain Media, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-54887	27-2977890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Congress Avenue, Suite 2050, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	561-998-2440

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03 Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2019, Bright Mountain Media, Inc. filed Articles of Amendment to its Articles of Incorporation which:

●	returned 2,000,000 shares of previously designated 10% Series A Convertible Preferred Stock to the status of authorized but undesignated and unissued shares of our blank check preferred stock as there were no shares of this series outstanding and no intention to issue any such shares in the future; and

●	created a new series of preferred stock, 10% Series A-1 Convertible Preferred Stock (“Series A-1 Preferred”), consisting of 2,000,000 shares.

The designations and rights of the Series A-1 Preferred include:

●	the shares have no voting rights, except as may be provided by Florida law;

●	the stock has a stated value of $0.50 per share and ranks senior to all other classes of our securities;

●	in the event of a liquidation or winding up of our company, the holders of the Series A-1 Preferred are entitled to a liquidation preference equal to a return of the capital invested;

●	the shares will be entitled to a 10% cash dividend, subject to the provisions of Florida law, payable monthly in arrears;

●	the shares of Series A-1 Preferred are convertible into shares of our common stock on a one for one basis at the option of the holder, subject to automatic conversion by us upon either the five year anniversary of the date of issuance or in the event of a change of control of our company as defined in the designations. The conversion formula is subject to proportional adjustment in the event of stock splits, stock dividends and similar corporate events, and

●	the shares are redeemable at our option upon 20 days’ notice for an amount equal to the amount of capital invested.

The description of the designations, rights and preferences of the Series A-1 Preferred are qualified in their entirety by reference to the Articles of Amendment which is filed as Exhibit 3.1 to this report.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

		Incorporated by Reference			Filed or
No.	Exhibit Description	Form	Date Filed	Number	Furnished Herewith
3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation Certificate of Designations, Rights and Preferences of 10% Series A-1 Convertible Preferred Stock				Filed

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019	Bright Mountain Media, Inc.

	By:	/s/ W. Kip Speyer
W. Kip Speyer, Chief Executive Officer

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